SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 20, 2005

                                       CW

                                  (Depositor)

    (Issuer in respect of CHL Mortgage Pass-Through Trust, Series 2005-HYB4)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 20, 2005


                                       CW


                          By: /s/ AnnMarie Cassano
                              ------------------------------
                          Name:   AnnMarie Cassano
                                  Assistant Treasurer
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated September 20, 2005


                             Payment Date: 09/20/05


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
               CHL Mortgage Pass-Through Trust, Series 2005-HYB4
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  1A1        97,336,605.59    4.316340%     2,492,473.49    350,114.90    2,842,588.38       0.00       0.00
                        2A1       588,150,876.15    5.014354%    14,577,708.38  2,457,663.87   17,035,372.25       0.00       0.00
                        2A2        50,865,701.16    5.014354%     1,260,740.04    212,548.86    1,473,288.89       0.00       0.00
                        2AI       639,016,577.31    0.495340%             0.00    263,775.39      263,775.39       0.00       0.00
Residual                AR                  0.00    4.316340%             0.00          0.25            0.25       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M          15,718,001.23    5.348593%         5,918.39     70,057.66       75,976.05       0.00       0.00
                        B1         12,090,616.40    5.348593%         4,552.55     53,889.82       58,442.37       0.00       0.00
                        B2          8,866,052.20    5.348593%         3,338.38     39,517.42       42,855.81       0.00       0.00
                        B3          7,657,590.30    5.348593%         2,883.36     34,131.11       37,014.47       0.00       0.00
                        B4          4,030,205.47    5.348593%         1,517.52     17,963.27       19,480.79       0.00       0.00
                        B5          2,820,565.34    5.348593%         1,062.04     12,571.71       13,633.76       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        787,536,213.83     -           18,350,194.14  3,512,234.27   21,862,428.41     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          1A1        94,844,132.11              0.00
                                2A1       573,573,167.77              0.00
                                2A2        49,604,961.12              0.00
                                2AI       623,178,128.89              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M          15,712,082.84              0.00
                                B1         12,086,063.85              0.00
                                B2          8,862,713.82              0.00
                                B3          7,654,706.94              0.00
                                B4          4,028,687.95              0.00
                                B5          2,819,503.30              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        769,186,019.69     -
--------------------------------------------------------------------------------

                             Payment Date: 09/20/05


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
               CHL Mortgage Pass-Through Trust, Series 2005-HYB4
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     1A1    97,336,605.59     4.316340% 12669GL90    24.405149      3.428163    928.669938
                           2A1   588,150,876.15     5.014354% 12669GM24    24.252930      4.088815    954.253527
                           2A2    50,865,701.16     5.014354% 12669GM32    24.252930      4.088815    954.253527
                           2AI   639,016,577.31     0.495340% 12669GM40     0.000000      0.403911    954.253527
Residual                   AR              0.00     4.316340% 12669GN56     0.000000      2.483225      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M      15,718,001.23     5.348593% 12669GM73     0.376368      4.455177    999.178559
                           B1     12,090,616.40     5.348593% 12669GM81     0.376368      4.455177    999.178559
                           B2      8,866,052.20     5.348593% 12669GM99     0.376368      4.455177    999.178559
                           B3      7,657,590.30     5.348593% 12669GN23     0.376368      4.455177    999.178559
                           B4      4,030,205.47     5.348593% 12669GN31     0.376368      4.455177    999.178559
                           B5      2,820,565.34     5.348593% 12669GN49     0.376368      4.455177    999.178559
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     787,536,213.83       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
               CHL Mortgage Pass-Through Trust, Series 2005-HYB4
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Prin balance       101,745,977.72   667,440,041.97   769,186,019.69
Loan count                    403             1903             2306
Avg loan rate           4.576824%        5.819879%             5.66
Prepay amount        2,382,961.90    15,672,487.95    18,055,449.85

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Master serv fees        15,913.13       128,209.59       144,122.72
Sub servicer fees            0.00             0.00             0.00
Trustee fees               781.85         5,124.67         5,906.52


Agg advances                  N/A              N/A              N/A
Adv this period          5,631.16        42,094.15        47,725.31

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                                            Total
                                                            -----
Realized losses              0.00             0.00             0.00
Cumulative losses            0.00             0.00             0.00

Coverage Amounts                                            Total
----------------                                            -----
Bankruptcy                   0.00             0.00             0.00
Fraud                2,181,079.04    13,946,679.39    16,127,758.43
Special Hazard               0.00             0.00             0.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           93.503155%           100.000000%            736,353,182.90
   -----------------------------------------------------------------------------
   Junior            6.496845%             0.000000%             51,163,758.70
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           0                         0.00
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                            23                 8,103,618.72

Totals:                                23                 8,103,618.72
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                227,547.02
Current Total Outstanding Number of Loans:                                 1

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount           21,862,428.41         21,862,428.41
Principal remittance amount           18,350,194.14         18,350,194.14
Interest remittance amount             3,512,234.27          3,512,234.27